Xtant Medical Announces Appointment of Carl O'Connell to Permanent CEO

BELGRADE, Mont., February 22, 2017 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development of regenerative medicine products and medical devices, today announced the appointment of Carl O’Connell as the permanent CEO, effective February 17th, 2017. Mr. O'Connell previously served as president of Xtant since October of 2016 and was appointed as interim CEO on January 21st, 2017.

Prior to joining Xtant Medical, Mr. O'Connell most recently served as the Vice President Global Marketing - Extremities for Wright Medical, a recognized leader in the global foot and ankle market. Mr. O'Connell lead marketing teams and initiatives that were instrumental in achieving US growth initiatives that exceeded 28%, and 23% globally. He also lead the completion of marketing integration of 3 acquired businesses within a year, recruited top talent to his team, and supported the launch of multiple product line extensions and new products, including the successful launch of the market leading Infinity Total Ankle. During his tenure as Global Vice President Marketing for Stryker Spine, Mr. O'Connell drove marketing leadership and brand differentiation programs to support a 20% growth imperative, which was achieved through strategic cross divisional collaboration and the successful launches of line extensions and product upgrades. Mr. O'Connell served as the President and CEO of MedSurg - ITOCHU International, a division of ITOCHU Corporation, the 3rd largest Japanese trading corporation with over $70B in sales transactions, where he was responsible for the reorganization of three recently impaired acquisitions by supporting success attributes, acquiring new vendor contracts, stabilizing and growing top line sales at double digit growth rates, and driving the division to profitability.

"We are proud to announce Carl O’Connell has been promoted to the position of CEO" said Kent Swanson, Chairman of Xtant Medical’s Board of Directors. "With his extensive leadership in the medical device industry and commercialization expertise, we are confident that he is the right choice to lead Xtant to new levels of growth and profitability. Since joining the organization as President in 2016, he has made significant contributions to the record performance of the Company in Q4 2016 and we share his enthusiasm for the outlook of the Company."

"I am excited to lead what I feel has the potential to be a world-class organization and a considerable competitor in the market" said Carl O'Connell, now CEO of Xtant Medical. "Since joining the organization, I have had a chance to assess the talented Xtant Medical team, the quality of our products, the commitment to our customers, the respect for the gift of donation, and the opportunity that lies ahead. I look forward to continuing to work with this team, expanding upon our recent successes and continuing to establish the strategic course to take Xtant Medical to the next level. I am appreciative of the confidence bestowed in me by the executive management team, the board of directors, and our stakeholders."

Carl O’Connell has over 30 years of experience in the healthcare and medical device arena. In addition to the positions held above, Mr. O'Connell also served as a Principal at Hudson Healthcare Partners, and President for Carl Zeiss Surgical, Inc. Mr. O'Connell's responsibilities have spanned from global marketing, sales, manufacturing, leadership development, regulatory affairs, corporate quality systems, research, product and business development functions. Carl received a bachelor’s degree in Psychology and an M.B.A. from Mount St. Mary’s College, Maryland. Through the span of his career, Mr. O'Connell has launched more than 100 products and participated in numerous M&A events.

About Xtant Medical

Xtant Medical develops, manufactures and markets regenerative medicine products and medical devices for domestic and international markets. Xtant Medical products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant Medical can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof.

Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: our ability to integrate the acquisition of X-spine Systems, Inc. and any other business combinations or acquisitions successfully; our ability to remain listed on the NYSE MKT; our ability to obtain financing on reasonable terms; our ability to increase revenue; our ability to comply with the covenants in our credit facility; our ability to maintain sufficient liquidity to fund our operations; the ability of our sales force to achieve expected results; our ability to remain competitive; government regulations; our ability to innovate and develop new products; our ability to obtain donor cadavers for our products; our ability to engage and retain qualified technical personnel and members of our management team; the availability of our facilities; government and third-party coverage and reimbursement for our products; our ability to obtain regulatory approvals; our ability to successfully integrate recent and future business combinations or acquisitions; our ability to use our net operating loss carry-forwards to offset future taxable income; our ability to deduct all or a portion of the interest payments on the notes for U.S. federal income tax purposes; our ability to service our debt; product liability claims and other litigation to which we may be subjected; product recalls and defects; timing and results of clinical studies; our ability to obtain and protect our intellectual property and proprietary rights; infringement and ownership of intellectual property; our ability to remain accredited with the American Association of Tissue Banks; influence by our management; our ability to pay dividends; our ability to issue preferred stock; and other factors.

Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Contact

CG CAPITAL

Rich Cockrell

877.889.1972

investorrelations@cg.capital

Company Contact

Xtant Medical

Molly Mason

mmason@xtantmedical.com